Exhibit 10.9

Power of Attorney

This power of attorney (“Agreement”) is made by the following parties in Beijing, China on October 30, 2018:

Party A: Beijing Xiangshang Yixin Technology Co., Ltd., having its registered address at Room 1501, F/15, Building No. 1, No. 16 Sun Palace Middle Road, Chaoyang District, Beijing ; and

Party B: the shareholders set forth in Exhibit 1 (List of Shareholders of Beijing Xiangshang Yiyi Technology Co., Ltd.) attached hereto.

For purpose of this Agreement, each of Party A and Party B is hereinafter referred to individually as a “Party”, and collectively as the “Parties”.

Whereas, Party B is shareholders of Beijing Xiangshang Yiyi Technology Co., Ltd. (“Company”), who holds 100% equity interest in the Company (“Party B’s Equity”).

Now, therefore, the Parties reach the following agreements upon consensus through negotiation:

1.                    With respect to Party B’s Equity, Party B hereby irrevocably grants Party A the following rights to be exercised during the term hereof:

Party A is hereby appointed by Party B as its sole agent and authorized person to represent Party B for all matters relating to Party B’s Equity, and to exercise all rights of Party B as shareholders of the Company, including but not limited to the right to (1) participate the shareholders’ meeting of the Company; (2) exercise all shareholder’s rights and voting powers enjoyed by Party B according to the laws of China and the shareholders’ agreement (or similar document, if applicable) and articles of association, including but not limited to sale, transfer, pledge or disposal of Party B’s Equity in whole or in part; and (3) nominate and appoint on behalf of Party B the legal representative (chairman of board of directors), directors, supervisors, CEO and other officers of the Company.

2.                    Without limiting the generality of the powers granted herein, Party A shall enjoy the power and authority under this Agreement, shall have the right to execute the transfer contract contemplated in the Exclusive Option Contract on behalf of Party B (Party B as a party to the transfer contract), and shall perform the provisions of the Equity Pledge Contract and the Exclusive Option Contract executed on the date hereof to which Party B is a party.

3.                    All acts taken by Party A with respect to Party B’s Equity shall be deemed acts of Party B, and all documents executed by Party A with respect to Party B’s Equity shall be deemed executed by Party B and bind upon Party B. Party B hereby acknowledges and approves such acts and/or documents taken or executed by Party A.

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4.                    Party A has the right to subdelegate or transfer in its sole discretion the rights concerning the matters abovementioned to other persons or entities, without prior notice or consent of Party B.

5.                    For as long as Party B is shareholders of the Company, this Agreement and the authority hereunder are coupled with interest and irrevocable, and remain effective as from execution of this Agreement.

6.                    During the term of this Agreement, Party B hereby waives all rights granted to Party A hereunder with respect to Party B’s Equity, and shall not exercise such rights by itself.

7.                    If any dispute arises out of interpretation or performance of this Agreement, the Parties shall consult to resolve such dispute amicably. If the Parties fail to reach an agreement on resolution of the dispute within 30 days after either Party proposes consultation, either Party may refer the dispute to China International Economic and Trade Arbitration Commission for arbitration according to the current arbitration rules of the Commission. The arbitration shall be conducted in Beijing in Chinese. The arbitration award shall be conclusive and bind the Parties.

8.                    This Agreement is written in Chinese. It is made in four counterparts, with each Party holding one counterpart, and the remaining counterparts kept on file by the Company. All counterparts have equal legal force. The Parties specifically agree that the signed electronic copies in PDF format exchanged by the Parties via email shall be deemed originals, and can serve as evidence of formation of this Agreement.

In witness whereof, the Parties have caused this Power of Attorney to be executed by their respective authorized representatives.

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[Signature page of the Power of Attorney]

Beijing Xiangshang Yixin Technology Co., Ltd.

Company seal: /s/ Beijing Xiangshang Yixin Technology Co., Ltd.

Authorized representative:	/s/ Tianhua Wu

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Tianhua Wu

Signature:	/s/ Tianhua Wu

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Ming Dong

Signature:	/s/ Ming Dong

Signature Page of the Power of Attorney

Exhibit 1 List of Shareholders of Beijing Xiangshang Yiyi Technology Co., Ltd.

(1)             Tianhua Wu, a Chinese citizen, with the ID No. ##################;

(2)             Ming Dong, a Chinese citizen, with the ID No. ##################.